UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2021

SPIRIT REALTY CAPITAL, INC.
SPIRIT REALTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland	001-36004	20-1676382
(Spirit Realty Capital, Inc.)		(Spirit Realty Capital, Inc.)

Delaware	333-216815-01	20-1127940
(Spirit Realty, L.P.)		(Spirit Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2727 North Harwood Street, Suite 300
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972)
476-1900
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Spirit Realty Capital, Inc.	Common Stock, $0.05 par value per share	SRC	New York Stock Exchange
Spirit Realty Capital, Inc.	6.000% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	SRC-A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

Spirit Realty Capital, Inc.:	Emerging growth company ☐
Spirit Realty, L.P.:	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Spirit Realty Capital, Inc.:
☐
Spirit Realty, L.P.:
☐

Introductory Note
Unless otherwise indicated or unless the context requires otherwise, all references in this report to “we,” “us,” “our,” “our company” or “Spirit” refer to Spirit Realty Capital, Inc., together with its consolidated subsidiaries, including Spirit Realty, L.P., the “operating partnership.”

Item 8.01.	Other Events.
On February 17, 2021, pursuant to Section 15(d)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule
12h-3
thereunder, the operating partnership filed a Form 15 to provide notice to the U.S. Securities and Exchange Commission (the “SEC”) that its duty to file reports under Section 13 and 15(d) of the Exchange Act with respect to its senior notes registered pursuant to the registration statements on Form
S-4
(Registration Nos.
333-216815
and
333-216815-01)
initially filed with the SEC on March 20, 2017 and Form
S-3
(Registration Nos.
333-220618
and
333-220618-01)
initially filed with the SEC on September 25, 2017 has been suspended.
In March 2020, the SEC adopted amendments to Rule
3-10
of Regulation
S-X
and created Rule
13-01
to simplify disclosure requirements related to certain registered guaranteed securities. As a result of the amendments to Rule
3-10
of Regulation
S-X,
subsidiary issuers of obligations guaranteed by the parent are no longer required to provide separate financial statements, provided that the parent guarantee is “full and unconditional,” the subsidiary obligor is consolidated into the parent company’s consolidated financial statements and, subject to certain exceptions as set forth below, the alternative disclosure required by Rule
13-01
is provided, which includes narrative disclosure and summarized financial information. Prior to the amendment, a parent company was required to provide certain financial information about the subsidiary on an ongoing basis until the guaranteed debt was no longer outstanding.
Spirit may guarantee the registered debt securities that the operating partnership offers and sells from time to time pursuant to a registration statement, including our and the operating partnership’s effective registration statement on Form
S-3
(File Nos.
333-249459
and
333-249459-01)
initially filed with the SEC on October 13, 2020. Such registered debt securities will be fully and unconditionally guaranteed by Spirit.
In accordance with the SEC rules, separate consolidated financial statements of the operating partnership are not expected to be presented or incorporated by reference into the applicable prospectus supplement and accompanying prospectus or the registration statements of which they form a part for periods following the filing of Spirit’s and the operating partnership’s Annual Report on Form
10-K
for the year ended December 31, 2020.
Furthermore, as permitted under Rule
13-01(a)(4)(vi)
of Regulation
S-X,
we do not expect to present or incorporate by reference into the applicable prospectus supplement and accompanying prospectus or the registration statements of which they form a part summarized financial information for the operating partnership following the filing of Spirit’s and the operating partnership’s Annual Report on Form
10-K
for the year ended December 31, 2020 because the assets, liabilities and results of operations of the operating partnership are not materially different than the corresponding amounts in Spirit’s consolidated financial statements that have been and will be incorporated by reference into the applicable prospectus supplement and accompanying prospectus and the registration statements of which they form a part, and management believes such summarized financial information would be repetitive and would not provide incremental value to investors.
This Current Report on Form
8-K
shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: February 17, 2021

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael Hughes
Michael Hughes
Executive Vice President and Chief Financial Officer

SPIRIT REALTY, L.P.

By:	Spirit General OP Holdings, LLC, as general partner of Spirit Realty, L.P.

By:	/s/ Michael Hughes
Michael Hughes
Executive Vice President and Chief Financial Officer